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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2008

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                  0-26015                    95-4627253
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   (State or other       (Commission File Number)      (I.R.S. Employer
    jurisdiction                                        Identification No.)
   of incorporation)

                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


Item 8.01.  Other Events.

The company has entered into two separate agreements with the U.S. Attorney's Office in Las Vegas in connection with the previously-disclosed investigation of wagers made by individuals through various Youbet subsidiaries, including IRG U.S. Holdings Corp., IRG Holdings Curacao, N.V., International Racing Group N.V. and IRG Services, Inc., collectively referred to herein as "IRG." Both agreements are dated March 14, 2008. Pursuant to the first agreement, the U.S. Attorney's Office agreed not to pursue any charges against Youbet or IRG in exchange for the company's continued cooperation with the government's ongoing investigation. In a separate agreement, the company agreed to forfeit approximately $1.5 million previously seized by the government as part of its investigation. A press release announcing the IRG settlement is being filed with this report as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibit:

                           Press Release dated March 18, 2008.








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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                YOUBET.COM, INC.

Dated: March 18, 2008                           By: /s/ James A. Burk
                                                   -------------------------
                                                   James A. Burk
                                                   Chief Financial Officer






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                                                          Exhibit 99.1
                                  [YOUBET LOGO]

                 Youbet.com Resolves IRG Customer Investigation

Woodland Hills, CA, March 18, 2008 - Youbet.com, Inc. (NASDAQ: UBET) today announced that it has resolved the pending investigation into the wagering activities of certain International Racing Group (IRG) customers being conducted by federal and state authorities in Nevada.

Under the terms of an agreement signed with the U.S. Attorney's Office in Las Vegas, the government has agreed not to pursue any charges against Youbet or its subsidiaries. In exchange, the company has agreed to continue cooperating with the government in its investigation. Youbet has also agreed not to contest the previously announced seizure of approximately $1.5 million from IRG by the government in October 2007. It is the company's intent to reimburse customer funds where it is legal and appropriate to do so.

"We are pleased to come to an agreement with the U.S. Attorney's Office, and we continue to pledge our cooperation in this very serious matter," said interim Chief Executive Officer Gary W. Sproule.

Youbet expects to incur ongoing costs associated with its continued cooperation with, and eventual resolution of, the ongoing government investigation, although the precise amount or timing cannot be predicted at this time. These costs were not related to the company's decision to shut down IRG. The company expects to devote as much time as required to bring this issue to a close; however, following the settlement, management expects to be able to refocus most of its resources on operating its core Youbet Express platform.

About Youbet.com, Inc.

Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.

Youbet.com's Players Trust(SM) revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.

The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing. Youbet.com is the exclusive provider of horse racing content for CBS SportsLine.com. More information on Youbet.com can be found at www.youbet.com.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. These risks, uncertainties and other factors include our ability to successfully manage expenses and execute on revenue enhancements and the timing and level of costs associated with cooperating with the federal government investigation involving IRG customers. Other risks are discussed in Youbet's Form 10-K for the year ended
December 31, 2006, and in Youbet's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

# # #
CONTACT:

Youbet.com, Inc.           Integrated Corporate Relations
Jim Burk, CFO              William Schmitt (Investors)
818.668.2100                     203.682.8200